UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Boulevard, Suite 400

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Appointment of Director

On March 28, 2017, Marion McCourt was appointed to the Board of Directors (the “Board”) of CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), effective March 29, 2017, as a Class III director, with an initial term expiring at the Company’s 2018 annual meeting of stockholders, filling a vacancy. On March 29, 2017, the Board appointed Ms. McCourt to the Company’s Compensation Committee.

Ms. McCourt will receive the Company’s standard non-employee director compensation as described under “Director Compensation” in the Company’s Form 10-K/A filed with the Securities and Exchange Commission on March 20, 2017. Pursuant to this program, upon appointment to the Board, Ms. McCourt received an option under the Company’s 2015 Equity Incentive Plan to purchase 28,000 shares of the Company’s common stock with an exercise price of $17.00, the closing price of the Company’s common stock on March 29, 2017. The option will vest and become exercisable as to 1/36th of the shares subject to the option each month starting on the last day of March 2017, in each case, subject to Ms. McCourt’s continued service to the Company through each applicable vesting date. The Company is entering into an indemnification agreement with Ms. McCourt, the form of which was filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 28, 2015.

There have not been any transactions since the beginning of the Company’s last fiscal year, nor are there any proposed transactions, in which the Company was or is to be a participant involving amounts exceeding $120,000 and in which Ms. McCourt had or will have a direct or indirect material interest. There are no arrangements or understandings between Ms. McCourt and the Company or any other persons pursuant to which Ms. McCourt was appointed as a director of the Company.

Resignation of Director

On March 28, 2017, Dr. Timothy Shannon notified the Board of the Company of his decision to resign from the Board and the Compensation Committee of the Board, effective March 30, 2017. Dr. Shannon’s resignation is not due to any disagreement with the Company, the Board or the management of the Company.

On March 30, 2017, the Company issued a press release announcing the events described above, which is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release of CytomX Therapeutics, Inc., dated March 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2017	CYTOMX THERAPEUTICS, INC.

	By:	/s/ Cynthia J. Ladd
Cynthia J. Ladd
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of CytomX Therapeutics, Inc., dated March 30, 2017